                                                                   EXHIBIT 10.20


                                 FIRST AMENDMENT
                                     TO THE
                           ADVISORY SERVICES AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") to that certain Advisory Services Agreement ("Advisory Services Agreement"), dated as of November 30, 2004, among Altra Holdings, Inc. ("Holdings"), Altra Industrial Motion, Inc. ("Altra") and Genstar Capital, L.P. ("Genstar"), is entered into as of November 30, 2006, among Holdings, Altra and Genstar.

                                    RECITALS

         WHEREAS, Holdings has announced its intention to conduct an initial public offering of its common stock , par value $0.001 per share
(the "Offering");

         WHEREAS, pursuant to the Advisory Services Agreement, Genstar has and will provide certain management, business strategy, consulting and financial services to the Company in connection with the Offering (the "Services");

         WHEREAS, the parties hereto desire to amend the terms of the Advisory Services Agreement to clarify the fees payable to Genstar for its Services in connection with the Offering;

         WHEREAS, following the Offering and the payment of all amounts due to Genstar, the parties hereto desire to terminate the Advisory Services Agreement;

         WHEREAS, the parties hereto desire to amend the terms of the Advisory Services Agreement as provided in this Amendment pursuant to Section 10 of the Advisory Services Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Amendment have the meaning given them in the Advisory Services Agreement.

2. Amendment of the Agreement. Effective upon the date hereof, the Advisory Services Agreement is amended as follows:

         2.1.     Amendment to Section 2(e) of the Advisory Services Agreement.
                  Section 2(e) of the Advisory Services Agreement is hereby amended to insert the following sentence at the end of the first paragraph of Section 2(e):

                  "Notwithstanding the foregoing, a Disposition shall not include the initial public offering of Company's common stock pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and

                  Exchange Commission (other than a registration statement on Form S-4, Form S-8 or any other similar form) (an "INITIAL PUBLIC OFFERING")."

         2.2.     Amendment to Section 2 of the Advisory Services Agreement.
                  Section 2 of the Advisory Services Agreement is hereby amended to insert the following Section 2(f) immediately after Section 2(e):

                  "(f) In the event an Initial Public Offering is consummated, the Company agrees to pay us an advisory fee of $3,000,000 (the "IPO ADVISORY FEE") for our services in connection with such Initial Public Offering. The IPO Advisory Fee will be fully earned and shall be payable by the Company to us on the date of the effectiveness of the Initial Public Offering ."

         2.3.     Amendment to Section 3 of the Advisory Services Agreement.
                  Section 3 of the Advisory Services Agreement is hereby amended to insert the following sentence at the end of Section 3:

                  "Notwithstanding the foregoing, this Agreement shall terminate automatically, immediately following the effectiveness of an Initial Public Offering and the payment of all outstanding amounts due to us, including the IPO Advisory Fee."

3. No Other Amendments. Except as modified by Section 2 above, the Advisory Services Agreement shall continue in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.


                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                           GENSTAR CAPITAL, L.P.

                                           By:  Genstar Management LLC
                                           Its: General Partner

                                           By:_________________________________
                                                Name:
                                                Title:


                                           ALTRA HOLDINGS, INC.

                                           By:_________________________________
                                                Name:  Michael L. Hurt
                                                Title: Chief Executive Officer


                                           ALTRA INDUSTRIAL MOTION, INC.

                                           By:_________________________________
                                                Name:  Michael L. Hurt
                                                Title: Chief Executive Officer